Exhibit 4.1
                                                                     -----------

                                 TRUST AGREEMENT


                  TRUST AGREEMENT, between MSDW Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof and are hereinafter referred to collectively as the "Terms Schedule". The terms of the Standard Terms for Trust Agreements, dated July 7, 1999 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Terms Schedule attached hereto and the Standard Terms so incorporated by reference.

                  WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

                  WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units; and

                  WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

                  WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

                  WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

                  NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof and of the Standard Terms.

                  IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Terms Schedule attached hereto.

                                            LASALLE BANK NATIONAL ASSOCIATION
                                                as Trustee on behalf of the
                                                Trust identified in Schedule
                                                I hereto, and not in its
                                                individual capacity

                                            By:  /s/ Ann M. Kelly
                                                 ----------------------------
                                                 Name:  Ann M. Kelly
                                                 Title: Assistant Vice President


                                            MSDW STRUCTURED ASSET CORP.

                                            By:  /s/ John Kehoe
                                                 ----------------------------
                                                Name:   John Kehoe
                                                 Title: Vice President



Attachments: Terms Schedule (consisting of Schedules I, II and III)

                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2002-9

Date of Trust Agreement:                    July 30, 2002

Trustee:                                    LaSalle Bank National Association.
                                            References to Chase Bank of Texas,
                                            National Association in the Standard
                                            Terms shall be inapplicable.

Units:                                      The Trust will issue two classes of
                                            Units: the Class A Units and the
                                            Class B Units.  Only the Class A
                                            Units will be publicly offered.

Initial Unit Principal Balance
of the Class A Units:                       $43,700,000

Initial Notional Amount
of the Class B Units:                       $43,700,000

Issue Price of Units:                       Class A Units:  100%

                                            Class B Units: $888,000

Number of Units:                            Class A Units:

                                            1,748,000 (Unit Principal Balance
                                            of $25 each)

                                            Class B Units:

                                            Initially, one (1) Unit representing
                                            100% of the Notional Amount of
                                            the Class B Units

Minimum Denomination:                       Class A Units:

                                            $25 and $25 increments in excess
                                            thereof. The minimum denomination
                                            specified in Section 5.01(a) of the
                                            Standard Terms shall not apply.
                                            Each $25 of Unit Principal Balance
                                            is a Unit.

                                            Class B Units:

                                            The entire Notional Amount of such
                                            class; provided, that, the Class B
                                            Units may be held in lesser Notional
                                            Amounts if acquired in connection
                                            with a purchase of less than 100% of
                                            the call rights under the Swap
                                            Agreement if the percentage of Class
                                            B Units (as a percentage of all
                                            Class B Units) acquired is equal to
                                            the percentage of call rights (as a
                                            percentage of all call rights)
                                            acquired. Such Class B Unit
                                            representing such percentage may be
                                            transferred (and subsequently
                                            transferred) in whole only unless
                                            transferred in connection with a
                                            transfer of a lesser amount of call
                                            rights under the Swap Agreement. The
                                            minimum denomination specified in
                                            Section 5.01(a) of the Standard
                                            Terms shall not apply.

Cut-off Date:                               July 30, 2002

Closing Date:                               July 30, 2002

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              Class A Units:

                                            7.500% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            Class B Unit Units:

                                            0.217% per annum on the basis of a
                                            360 day year consisting of twelve
                                            30 day months.

                                            The right of the Class A Units to
                                            interest is pari passu with the
                                            right of the Class B Units to
                                            interest.

                                            The Class B Units are also entitled
                                            to the Class B Unit Payment
                                            Obligation of the Swap Counterparty
                                            specified in Schedule III. Payment
                                            of the Class B Unit Payment
                                            Obligation shall result in a
                                            reduction of the Notional Amount of
                                            the Class B Units equal to the Class
                                            B Unit Corresponding Portion.

Interest Reset Period:                      Not Applicable

Rating:                                     Class A Units and Class B Units:

                                            A1 on watch for possible downgrade
                                            by Moody's

                                            A+ by S&P

                                            Moody's rating will be on watch for
                                            possible downgrade, and S&P has
                                            indicated that it has a negative
                                            outlook for the rating of the
                                            Security Issuer. A negative outlook
                                            means that S&P has indicated that
                                            its rating of the Security Issuer
                                            may be lowered over the intermediate
                                            to longer term. Any such downgrade
                                            will result in a downgrade of the
                                            respective agency's rating with
                                            respect to the Class A Units.

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          December 1, 2030. The Units will
                                            have the same final maturity as the
                                            Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption in accordance with the
                                            terms of the Securities and as
                                            described in Schedule II and is
                                            subject to call in accordance with
                                            Schedule III. Any such call or
                                            redemption will cause a redemption
                                            of a corresponding portion of the
                                            Class A Units and a reduction in the
                                            Notional Amount of the Class B
                                            Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, the Trustee will
                                            randomly select Units to be redeemed
                                            in full from the proceeds of such
                                            partial exercise of the Swap
                                            Agreement or partial redemption of
                                            the Securities.

Additional Distribution:                    If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to July 30, 2007, each of the
                                            Class A Units being redeemed in
                                            connection with such redemption of
                                            Securities (or related exercise of
                                            the call rights under the Swap
                                            Agreement) may receive a pro rata
                                            distribution from the proceeds of
                                            the redemption of the Securities (or
                                            related exercise of the Swap
                                            Agreement if physical settlement
                                            applies) remaining (other than
                                            proceeds in respect of accrued
                                            interest on the Securities), after
                                            payment of principal and interest on
                                            the Class A Units and any amounts
                                            payable to the Swap Counterparty and
                                            the Expense Administrator, of up to
                                            a maximum of $2.50 per Class A Unit.

Corporate Trust Office:                     The definition of "Corporate Trust
                                            Office" in the Standard Terms shall
                                            not apply.

                                            The Corporate Trust Office shall be
                                            the Trustee's Asset-Backed
                                            Securities Trust Services Group
                                            having an office at 135 S. LaSalle
                                            Street, Suite 1625, Chicago,
                                            Illinois 60603 or such other
                                            addresses as the Trustee may
                                            designate from time to time by
                                            notice to the Unitholders, the
                                            Depositor, the Swap Counterparty and
                                            the Guarantor.

Swap Agreement:                             The ISDA Agreement referred to in
                                            Schedule III. In addition, in
                                            connection with an additional
                                            issuance of Units, any additional
                                            Swap Agreement entered into in
                                            connection therewith.

Swap Counterparty: Party A to the Swap Agreement referred to in Schedule III or any assignee thereof. In addition, in connection with an additional issuance of Units, Party A to any additional Swap Agreement or any assignee thereof.

                                            In the event that there is more than
                                            one Swap Counterparty at any time
                                            when a partial redemption of the
                                            Securities occurs, the Trustee shall
                                            randomly select which options under
                                            the Swap Agreements shall be
                                            selected for exercise or termination
                                            (and receipt of a Swap Termination
                                            Payment).

Guaranty:                                   Morgan Stanley (formerly known as
                                            Morgan Stanley Dean Witter & Co.,
                                            the "Guarantor") shall guarantee the
                                            obligations of Morgan Stanley & Co.
                                            International Limited ("MSIL") for
                                            so long as MSIL is Party A to any
                                            Swap Agreement with the Trust.

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Additional Swap Agreements:                 In connection with an additional
                                            issuance of Units, the Depositor may
                                            arrange for the Trust to enter into
                                            an additional Swap Agreement with
                                            identical terms to those of the Swap
                                            Agreement entered into as of the
                                            Closing Date with an additional Swap
                                            Counterparty, except that such Swap
                                            Agreement may have a different Swap
                                            Counterparty, number of options, and
                                            premium amount than the Swap
                                            Agreement entered into on the
                                            Closing Date. The Rating Agency
                                            Condition must be satisfied with
                                            respect to such additional Swap
                                            Agreement.

Distribution Date:                          Each June 1 and December 1, or the
                                            next succeeding Business Day if such
                                            day is not a Business Day,
                                            commencing December 1, 2002.

                                            If any payment with respect to the
                                            Securities held by the Trust is not
                                            received by the Trustee by 12 noon
                                            (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed.

Record Date:                                Each May 15 and November 15,
                                            regardless of whether such day is a
                                            Business Day.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $3,750. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Depositor will act as Expense
                                            Administrator on behalf of the Trust
                                            pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Depositor
                                            as Expense Administrator (the
                                            "Expense Administrator") and the
                                            Trust.

                                            The Expense Administrator will
                                            receive a fee equal to 0.05% per
                                            annum of the principal amount of the
                                            Securities held by the Trust as its
                                            fee, payable on the basis of a 360
                                            day year consisting of twelve 30 day
                                            months. The Expense Administrator's
                                            fee is payable only from available
                                            interest receipts received with
                                            respect to the Securities after
                                            application of such receipts to
                                            payment of accrued interest on the
                                            Units.

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Class A Units on the New York Stock Exchange

ERISA Restrictions:                         None of the restrictions in the
                                            Standard Terms relating to the
                                            Employee Retirement Income Security
                                            Act of 1974, as amended, and related
                                            matters shall apply to the Class A
                                            Units.

                                            The restrictions shall apply to the
                                            Class B Units and no ERISA Benefit
                                            Plan may acquire an interest in the
                                            Class B Units.

Alternative ERISA Restrictions:             Not Applicable

Deemed Representations:                     Not Applicable

QIB Restriction:                            Applicable to the Class B Units. Not
                                            applicable to the Class A Units.

Trust Wind-Up Event:                        The Trust Wind-Up Events specified
                                            in Sections 9.01(a), 9.01(c),
                                            9.01(d), 9.01(f) and 9.01(h) shall
                                            not apply. The Trust Wind Events
                                            specified in Sections 9.01(b)
                                            (Security Default), 9.01(e) (Early
                                            Termination Date designated due to
                                            "illegality" or "tax event" under
                                            the Swap Agreement), 9.01(g)
                                            (Disqualified Securities), 9.01(i)
                                            (Excess Expense Event) shall apply.
                                            Pursuant to Section 9.01(j), the
                                            following events also shall
                                            constitute Trust Wind-Up Events: (i)
                                            redemption by the Security Issuer of
                                            all Securities held by the Trust and
                                            (ii) exercise of the call rights
                                            under the Swap Agreement as to all
                                            Securities held by the Trust.

                                            If (i) cash settlement applies under
                                            the Swap Agreement, (ii) a Trust
                                            Wind-Up Event has occurred in
                                            connection with the exercise of any
                                            Option under the Swap Agreement and
                                            (iii) the Selling Agent cannot
                                            obtain a bid for the Securities in
                                            excess of 100% of the aggregate Unit
                                            Principal Balance of the Class A
                                            Units and accrued interest on the
                                            Securities, then the Securities will
                                            not be sold, the Swap Counterparty's
                                            exercise of the call option will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            options in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Securities held by the Trust will be
                                            liquidated (by delivery to the
                                            Security Issuer in the event of a
                                            redemption or pursuant to the terms
                                            of the Swap Agreement in the event
                                            of an exercise of the Swap
                                            Agreement).

                                            If the related Trust Wind-Up Event
                                            occurs due to a redemption of the
                                            Securities by the Security Issuer or
                                            exercise of the call rights under
                                            the Swap Agreement as to all
                                            Securities held by the Trust, (i)
                                            amounts received as accrued interest
                                            on the Securities will be applied to
                                            the Class A Units and the Class B
                                            Units pro rata in proportion to the
                                            amount of accrued interest
                                            outstanding on each such Class, (ii)
                                            amounts received as principal or par
                                            on the Securities will be applied to
                                            the Unit Principal Balance of the
                                            Class A Units up to 100% of the Unit
                                            Principal Balance of each Class A
                                            Unit, and (iii) if prior to July 30,
                                            2007, any amount received as a
                                            make-whole premium or redemption
                                            premium on the Securities will be
                                            applied to the Class A Units up to
                                            $2.50 per Class A Unit. Remaining
                                            accrued interest will be applied to
                                            the Expense Administrator's fee. Any
                                            remaining amounts (other than the
                                            Class B Unit Payment Obligation of
                                            the Swap Counterparty) will be paid
                                            to the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement. Amounts in respect of the
                                            Class B Unit Payment Obligation of
                                            the Swap Counterparty (as described
                                            in Schedule III) shall be paid to
                                            the Class B Units.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Class A Units and the
                                            Class B Units. The Class A Units
                                            will have a claim on the proceeds of
                                            the liquidation equal to their
                                            aggregate Unit Principal Balance
                                            plus accrued interest. The Class B
                                            Units will have a claim on the
                                            proceeds of liquidation equal to the
                                            value calculated (x) by discounting
                                            each remaining scheduled payment at
                                            a rate of 7.750% (on the basis of a
                                            360 day consisting of twelve 30 day
                                            months) and adding (y) accrued
                                            interest. If the proceeds of the
                                            liquidation is less than the
                                            combined claim amounts of the Class
                                            A Units and the Class B Units, the
                                            proceeds will be distributed in
                                            proportion to the claim amounts of
                                            the Class A Units and the Class B
                                            Units in full satisfaction of the
                                            claims of the Units. If the proceeds
                                            of liquidation exceed the claims of
                                            the Class A Units and the Class B
                                            Units, the excess will be paid to
                                            the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement.

Self-Tenders by Security Issuer:            The Trust will not participate in
                                            any self-tender by the Security
                                            Issuer for the Securities and the
                                            Trustee will not accept any
                                            instructions to the contrary from
                                            the Unitholders.

Terms of Retained Interest:                 The Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Securities prior to
                                            the Closing Date. The Depositor will
                                            receive such accrued interest on the
                                            first Distribution Date for the
                                            Units and such amount shall be paid
                                            from the interest payment made with
                                            respect to the Securities on the
                                            first Distribution Date.

                                            The amount of the Retained Interest
                                            is $552,687.

                                            If a Security Default occurs on or
                                            prior to the first Distribution Date
                                            and the Depositor does not receive
                                            such Retained Interest amount in
                                            connection with such Distribution
                                            Date, the Depositor will have a
                                            claim for such Retained Interest,
                                            and will share pro rata with holders
                                            of the Units to the extent of such
                                            claim in the proceeds from the
                                            recovery on the Securities.

Call Option Terms:                          Not Applicable.

Security Default:                           The definition of Security Default
                                            in the Standard Terms shall not
                                            apply. A "Security Default" shall
                                            mean one of the following events:
                                            (i) the acceleration of the
                                            outstanding Securities under the
                                            terms of the Securities and/or the
                                            applicable Security Agreement and
                                            failure to pay the accelerated
                                            amount on the acceleration date;
                                            (ii) the failure of the Security
                                            Issuer (or the Security Guarantor on
                                            its behalf or under the Security
                                            Guaranty) to pay an installment of
                                            principal of, or any amount of
                                            interest due on, the Securities
                                            after the due date thereof and after
                                            the expiration of any applicable
                                            grace period; or (iii) the
                                            occurrence of any of the events of
                                            default under such Securities and/or
                                            Security Agreement relating to the
                                            insolvency or bankruptcy of the
                                            Security Issuer or the Security
                                            Guarantor.

Sale of Securities:                         If the Trust must sell the
                                            Securities it holds, the Trust will
                                            sell the Securities through the
                                            Selling Agent in accordance with
                                            Section 9.03(b) and the following
                                            terms. The Selling Agent must
                                            solicit at least three bids for all
                                            of the Securities held by the Trust.
                                            The Selling Agent must solicit at
                                            least three of such bids from
                                            registered broker-dealers of
                                            national reputation, but additional
                                            bids may be solicited from one or
                                            more financial institutions or other
                                            counterparties with credit
                                            worthiness acceptable to the Selling
                                            Agent in its discretion. The Selling
                                            Agent will, on behalf of the Trust,
                                            sell the Securities at the highest
                                            bid price received. The Selling
                                            Agent may not bid for the
                                            Securities.

                                            If cash settlement applies and if
                                            the Swap Counterparty exercises any
                                            of its Options other than in
                                            connection with a redemption of the
                                            Securities by the Security Issuer, a
                                            number of Securities corresponding
                                            to the number of Options exercised
                                            by the Swap Counterparty will be
                                            sold by the Selling Agent on behalf
                                            of the Trust.

                                            If the Selling Agent cannot obtain a
                                            bid for the Securities in excess of
                                            100% of the aggregate Unit Principal
                                            Balance of the Class A Units to be
                                            redeemed and accrued interest on the
                                            Securities to be sold, then the
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            Option(s) in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Additional Issuance of Units:              Upon no less than 5 days' notice to
                                            the Trustee, the Depositor may
                                            deposit additional Securities at any
                                            time in exchange for additional
                                            Units in a minimum aggregate amount
                                            of $250,000 (with respect to the
                                            Class A Units issued ) and, if in
                                            excess of such amount, in a $25
                                            integral multiple in excess thereof
                                            (with respect to the Class A Units
                                            issued). The principal amount of
                                            Securities deposited must be in the
                                            same ratio to the Unit Principal
                                            Balance (and Notional Amount with
                                            respect to the Class B Units) of the
                                            Units received for such deposit as
                                            the ratio of the aggregate principal
                                            amount of the Securities deposited
                                            on the Closing Date to the aggregate
                                            Unit Principal Balance (and
                                            aggregate Notional Amount with
                                            respect to the Class B Units) on the
                                            Closing Date. The Depositor must
                                            either arrange for the Swap
                                            Counterparty and the Trust to
                                            increase proportionally the notional
                                            amount under the Swap Agreement or
                                            arrange for an additional Swap
                                            Agreement, with a notional amount
                                            equal to the principal amount of the
                                            additional Securities deposited, to
                                            be entered into between the Trust
                                            and an additional Swap Counterparty
                                            (or a combination of an additional
                                            Swap Agreement and a notional
                                            balance increase of the existing
                                            Swap Agreement(s), with the combined
                                            effect of such proportional increase
                                            in the notional amount of the Swap
                                            Agreements). The Depositor must also
                                            arrange the issuance of Class B
                                            Units with a Notional Amount equal
                                            to the Unit Principal Balance being
                                            issued in connection with an
                                            additional issuance. Any accrued
                                            interest will be reflected in the
                                            price of additional Units and the
                                            Securities. The Rating Agency
                                            Condition must be satisfied in
                                            connection with any such additional
                                            issuance.

Selling Agent:                              Morgan Stanley & Co. Incorporated.
                                            Notwithstanding any provision of the
                                            Standard Terms to the contrary, any
                                            sale of the Securities shall be
                                            conducted by and through the Selling
                                            Agent and not the Trustee.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            oral or written confirmation by
                                            Moody's (for so long as the Units
                                            are outstanding and rated by
                                            Moody's) and (ii) written
                                            confirmation by S&P (for so long as
                                            the Units are outstanding and rated
                                            by S&P), that such specified action
                                            or determination will not result in
                                            the reduction or withdrawal of their
                                            then-current ratings on the Units;
                                            provided, however, that if the
                                            Rating Agency Condition specified
                                            herein is to be satisfied only with
                                            respect to Moody's or S&P, only
                                            clause (i) or clause (ii) shall be
                                            applicable. Such satisfaction may
                                            relate either to a specified
                                            transaction or may be a confirmation
                                            with respect to any future
                                            transactions which comply with
                                            generally applicable conditions
                                            published by the applicable rating
                                            agency.

Eligible Account:                           The definition of "Eligible Account"
                                            in the Standard Terms shall not
                                            apply.

                                            "Eligible Account": A non-interest
                                            bearing account, held in the United
                                            States, in the name of the Trustee
                                            for the benefit of the Trust that is
                                            either (i) a segregated account or
                                            segregated accounts maintained with
                                            a Federal or State chartered
                                            depository institution or trust
                                            company the short-term and long-term
                                            unsecured debt obligations of which
                                            (or, in the case of a depository
                                            institution or trust company that is
                                            the principal subsidiary of a
                                            holding company, the short-term and
                                            long-term unsecured debt obligations
                                            of such holding company) are rated
                                            P-1 and Aa2 by Moody's, A-1+ and AA
                                            by S&P, and, if rated by Fitch, F1
                                            and AA by Fitch at the time any
                                            amounts are held on deposit therein
                                            including when such amounts are
                                            initially deposited and all times
                                            subsequent or (ii) a segregated
                                            trust account or segregated accounts
                                            maintained as a segregated account
                                            or as segregated accounts and held
                                            by the Trustee in its Corporate
                                            Trust Office in trust for the
                                            benefit of the Unitholders.

Permitted Investments:                      The following shall be a Permitted
                                            Investment in addition to the
                                            investments specified in the
                                            Standard Terms:

                                            Units of the Dreyfus Cash Management
                                            Fund Investor Shares or any other
                                            money market funds which are rated
                                            in the highest applicable rating
                                            category by each Rating Agency (or
                                            such lower rating if the Rating
                                            Agency Condition is satisfied).

Amendment of Trust Agreement:               Section 12.01(a) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (a) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee without
                                            the consent of any of the
                                            Unitholders, upon delivery by the
                                            Depositor of an Opinion of Counsel
                                            acceptable to the Trustee to the
                                            effect that such amendment will not
                                            materially and adversely affect the
                                            interests of any holder of a Class
                                            of Units that is not voting with
                                            respect to such amendment pursuant
                                            to Section 12.01(b), for any of the
                                            following purposes: (i) to cure any
                                            ambiguity or defect or to correct or
                                            supplement any provision in the
                                            Trust Agreement which may be
                                            defective or inconsistent with any
                                            other provision in the Trust
                                            Agreement; (ii) to provide for any
                                            other terms or modify any other
                                            terms with respect to matters or
                                            questions arising under the Trust
                                            Agreement; (iii) to amend the
                                            definitions of Trigger Amount and
                                            Maximum Reimbursable Amount so as to
                                            increase, but not decrease, the
                                            respective amounts contained in such
                                            definitions or to otherwise amend or
                                            waive the terms of Section 10.05(b)
                                            in any manner which shall not
                                            adversely affect the Unitholders in
                                            any material respect; (iv) to amend
                                            or correct or to cure any defect
                                            with respect to the Trustee Fee or
                                            Expense Administrator's fee; (v) to
                                            evidence and provide for the
                                            acceptance of appointment under the
                                            Trust Agreement by a successor
                                            Trustee; or (vi) to add or change
                                            any of the terms of the Trust
                                            Agreement as shall be necessary to
                                            provide for or facilitate the
                                            administration of the Trust,
                                            including any amendment necessary to
                                            ensure the classification of the
                                            Trust as a grantor trust for United
                                            States federal income tax purposes;
                                            provided, however, that in the case
                                            of any amendment pursuant to any of
                                            clauses (i) through (vi) above, the
                                            Rating Agency Condition shall be
                                            satisfied with respect to such
                                            amendment. If more than one Class of
                                            Units has been issued under the
                                            Trust Agreement, the provisions of
                                            this Section 12.01(a) shall apply to
                                            each Class of Units that is not
                                            materially and adversely affected by
                                            such amendment.

                                            Section 12.01(c) shall be
re-designated Section 12.01(d).

                                            Section 12.01(b) shall be
re-designated Section 12.01(c).

                                            The following shall constitute
Section 12.01(b):

                                            (b) The Trust Agreement may be
                                            amended from time to time by the
                                            Depositor and the Trustee with the
                                            consent of a 100% of the outstanding
                                            Unit Principal Balance of each Class
                                            of Units materially and adversely
                                            affected thereby. The Rating Agency
                                            Condition shall be satisfied with
                                            respect to such amendment unless
                                            Units representing 100% of the Unit
                                            Principal Balance of all affected
                                            Units vote in favor of such
                                            amendment with notice that the
                                            Rating Agency Condition will not be
                                            satisfied.

                                            The following shall constitute
Section 12.01(e):

                                            (e) For purposes of this Section
                                            12.01, Schedule III to any Trust
                                            Agreement and any Swap Agreements
                                            entered into in connection with any
                                            related Trust shall not be
                                            considered part of the Trust
                                            Agreement. Section 7.02 shall govern
                                            action taken under the Trust
                                            Agreement with respect to any
                                            amendments to such Swap Agreements.

Other Terms:                                The Trust shall not merge or
                                            consolidate with any other trust,
                                            entity or person and the Trust shall
                                            not acquire the assets of, or an
                                            interest in, any other trust, entity
                                            or person except as specifically
                                            contemplated herein.

                                            The Trustee shall provide to the
                                            Unitholders copies of any notices it
                                            receives with respect to a
                                            redemption of the Securities or an
                                            exercise of the call rights under
                                            the Swap Agreement and any other
                                            notices with respect to the
                                            Securities.

                                            The reference to "B2" in the
                                            definition of Certificate in the
                                            Standard Terms shall be replaced
                                            with "Exhibit B2".

                                            The reference to "Section 10.02(ix)"
                                            in the definition of Available Funds
                                            in the Standard Terms shall be
                                            replaced with "Section
                                            10.02(a)(ix)".

                                            The reference to "Section 3.04" in
                                            the definition of Unit Account in
                                            the Standard Terms shall be replaced
                                            with "Section 3.05".

                                            The transfer by the Depositor to the
                                            Trustee specified in Section 2.01(a)
                                            of the Standard Terms shall be in
                                            trust.

                                            Section 2.06 of the Standard Terms
                                            shall be incorporated herein by
                                            inserting "cash in an amount equal
                                            to the premium under the Swap
                                            Agreement and" after the phrase
                                            "constituting the Trust Property,"
                                            therein.

                                            The reference to "calendar day" in
                                            the last sentence of Section 3.06 of
                                            the Standard Terms shall be replaced
                                            with "Business Day".

                                            Section 4.02(d) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "and the Trustee on
                                            behalf of the Unitholders" from the
                                            first sentence of the second
                                            paragraph thereof.

                                            Section 5.03(c) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "(if so required by the
                                            Trustee or the Unit Registrar)" from
                                            the first sentence thereof.

                                            Section 7.01(c)(i) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing the first word thereof
                                            ("after") with "alter".

                                            Section 7.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "(i)" between
                                            "Securities" and "would" in the
                                            clause that begins "and provided,
                                            further," and adding at the end of
                                            the same sentence "and (ii) will not
                                            alter the classification of the
                                            Trust for Federal income tax
                                            purposes."

                                            Section 7.02 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "(i) the Trustee determines
                                            that such amendment will not
                                            adversely affect the interests of
                                            the Unitholders and (ii)" from the
                                            first sentence thereof, inserting
                                            "on which it may conclusively rely"
                                            after "Opinion of Counsel" in such
                                            sentence, and striking "clause (ii)"
                                            from the second sentence of such
                                            Section.

                                            For the avoidance of doubt, Section
                                            9.03(c) of the Standard Terms shall
                                            not be incorporated herein.

                                            Section 9.03(i) of the Standard
                                            Terms shall be incorporated herein
                                            by striking "or oral" after the
                                            phrase "at any time by" in the third
                                            sentence thereof.

                                            Clause (ix) of Section 10.02(a)
                                            shall not apply.

                                            Section 10.02(a)(x) of the Standard
                                            Terms shall be replaced with the
                                            following:

                                            (x) the Trustee shall have the power
                                            to sell the Securities and other
                                            Trust Property, in accordance with
                                            Article IX and XI, through the
                                            Selling Agent or, if the Selling
                                            Agent shall have resigned or
                                            declined to sell some or all of the
                                            Securities, any broker selected by
                                            the Trustee (at the direction of the
                                            Depositor) with reasonable care, in
                                            an amount sufficient to pay any
                                            amount due to the Swap Counterparty
                                            under the Swap Agreement (including
                                            Termination Payments) or
                                            reimbursable to itself in respect of
                                            unpaid Extraordinary Trust Expenses
                                            and to use the proceeds thereof to
                                            make such payments after the
                                            distribution of funds or Trust
                                            Property to Unitholders. Any such
                                            broker shall be instructed by the
                                            Trustee to sell such Trust Property
                                            in a reasonable manner designed to
                                            maximize the sale proceeds.

                                            Section 10.05(b) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing ", pursuant to the
                                            first sentence of this paragraph"
                                            with "the Trustee shall be
                                            indemnified by the Trust, however,"
                                            in the last sentence thereof.

                                            Section 10.06(a) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "or association" after
                                            the word "corporation" in the second
                                            sentence thereof.

                                            Section 10.07(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "notice or resignation"
                                            with "notice of resignation" in the
                                            second sentence thereof and striking
                                            the last two sentences thereof.

                                            Section 10.10(b) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting "The Trustee shall not
                                            be liable for the acts or omissions
                                            of any co-trustee." after the last
                                            sentence thereof.

                                            Section 10.14 of the Standard Terms
                                            shall be replaced with the
                                            following:

                                            SECTION 10.14. Non-Petition. Prior
                                            to the date that is one year and one
                                            day after all distributions in
                                            respect of the Units have been made,
                                            none of the Trustee, the Trust or
                                            the Depositor shall take any action,
                                            institute any proceeding, join in
                                            any action or proceeding or
                                            otherwise cause any action or
                                            proceeding against any of the others
                                            under the United States Bankruptcy
                                            Code or any other liquidation,
                                            insolvency, bankruptcy, moratorium,
                                            reorganization or similar law
                                            ("Insolvency Law") applicable to any
                                            of them, now or hereafter in effect,
                                            or which would be reasonably likely
                                            to cause any of the others to be
                                            subject to, or seek the protection
                                            of, any such Insolvency Law.

                                            Section 12.01(a) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing "(v)" with "(vi)" in
                                            the last proviso thereof.

                                            Section 12.01(c) of the Standard
                                            Terms shall be incorporated herein
                                            by inserting ", provided at the
                                            expense of the party requesting such
                                            amendment," after "Opinion of
                                            Counsel".

                                            Section 12.05 of the Standard Terms
                                            shall be incorporated herein by
                                            striking "the Trustee and" in the
                                            last sentence of the second
                                            paragraph thereof.

                                            The reference to "its President, its
                                            Treasurer, or one of its Vice
                                            Presidents, Assistant Vice
                                            Presidents or Trust Officers" in the
                                            first sentence of Section 5.02(a) of
                                            the Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to "the proper
                                            officers" in the second sentence of
                                            Section 5.02(a) of the Standard
                                            Terms shall be replaced with "a
                                            Responsible Officer".

                                            The reference to "one of its
                                            authorized signatories" in the first
                                            sentence of Section 5.02(d) of the
                                            Standard Terms shall be replaced
                                            with "a Responsible Officer".

                                            The reference to the "Trust" in the
                                            first sentence of Section 5.08(b) of
                                            the Standard Terms shall be replaced
                                            with the "Trustee".

                                            References to D&P in the Standard
                                            Terms shall be incorporated as
                                            references to Fitch Inc. ("Fitch").

                                   Schedule II
                            (Terms of Trust Property)

Securities:                                 Verizon Global Funding 7.750%
                                            debentures due December 1, 2030

Security Issuer:                            Verizon Global Funding Corp.

                                            The Security Issuer will be treated
                                            as an Eligible Issuer if (i) it is
                                            an Eligible Issuer or (ii) it is a
                                            wholly owned subsidiary (direct or
                                            indirect) of an Eligible Issuer who
                                            guarantees the Securities.

Security Guarantor:                         Verizon Communications Inc.

                                            The Securities are guaranteed by the
                                            Security Guarantor by way of a
                                            support agreement between the
                                            Security Issuer and the Security
                                            Guarantor.

Principal Amount:                           $43,700,000

Security Rate:                              7.750%

Credit Ratings:                             A1 on watch for possible downgrade
                                            by Moody's

                                            A+ by S&P

                                            Moody's rating is on watch for
                                            possible downgrade, and S&P has
                                            indicated that it has a negative
                                            outlook for the rating of the
                                            Security Issuer. A negative outlook
                                            means that S&P has indicated that
                                            its rating of the Security Issuer
                                            may be lowered over the intermediate
                                            to longer term.

Listing:                                    Not applicable

Security Agreement:                         An indenture dated as of December 1,
                                            2000 between the Security Issuer and
                                            the Security Trustee.

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $43,320,700

Security Payment Date:                      Each June 1 and December 1

Original Issue Date:                        The Securities were originally
                                            issued in two "private" transactions
                                            on or about December 12, 2000 and
                                            February 7, 2001, each in a
                                            principal amount of $1,000,000,000.
                                            The Security Issuer offered to
                                            exchange the entire $2,000,000,000
                                            of Securities in an exchange offer
                                            for publicly registered securities
                                            scheduled to close on or about
                                            September 6, 2001.

Maturity Date:                              December 1, 2030

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Securities are redeemable at any
                                            time, subject to a make-whole
                                            payment, if any, calculated at the
                                            time of redemption.

CUSIP No.:/ISIN No.                         92344GAM8

Security Trustee:                           First Union National Bank

Available Information Regarding
the Security Issuer (if other
than U.S. Treasury obligations):            The Security Guarantor is subject to
                                            the informational requirements of
                                            the Securities Exchange Act of 1934,
                                            as amended, and in accordance
                                            therewith files reports and other
                                            information with the Securities and
                                            Exchange Commission (the
                                            "Commission"). Such reports and
                                            other information can be inspected
                                            and copied at the public reference
                                            facilities maintained by the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 and at
                                            the following Regional Offices of
                                            the Commission: Woolworth Building,
                                            233 Broadway, New York, New York
                                            10279, and Northwest Atrium Center,
                                            500 West Madison Street, Chicago,
                                            Illinois 60661. Copies of such
                                            materials can be obtained from the
                                            Public Reference Section of the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 at prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

                                                                  MORGAN STANLEY


--------------------------------------------------------------------------------
Date: July 30, 2002

To:   SATURNS Trust No. 2002-9       From:    Morgan Stanley & Co. International
                                              Limited

Attn: Asset-Backed Securities Group  Contact: Chris Boas
      SATURNS Trust No. 2002-9

Fax:  312-904-2084                   Fax:     212-761-0406

Tel:  312-904-9387                   Tel:     212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ1JP

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

         The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms

Trade Date:                                 July 19, 2002

Option Style:                               American

Option Type:                                Call

Buyer:                                      MSIL ("Party A")

Seller:                                     SATURNS Trust No. 2002-9 ("Party B")

Bonds:                                      The obligation identified as
                                            follows:
                                            Bond Issuer:  Verizon Global Funding
                                                          Corp.
                                            Issue:        7.750% debentures
                                                          due 2030
                                            CUSIP:        92344GAM8
                                            Coupon:       7.750%
                                            Maturity
                                            Date:         December 1, 2030
                                            Face Amount
                                            Purchased:    USD 43,700,000


Premium:                                    USD $109,250

Premium Payment Date:                       July 30, 2002

Number of Options:                          43,700

Option Entitlement:                         USD 1,000 of face amount of the
                                            Bonds per Option.

Strike Price:                               (i) For any Exercise Date prior to
                                            July 30, 2007, the redemption price
                                            of the Bonds including any
                                            make-whole amount (expressed as a
                                            percentage) subject to a maximum of
                                            110% of the face amount of the Bonds
                                            but exclusive of accrued interest or
                                            (ii) for any Exercise Date on or
                                            after July 30 2007, 100.00% of the
                                            face amount of the Bonds exclusive
                                            of accrued interest.

Calculation Agent:                          Party A

II. Exercise Terms

Automatic Exercise:                         Inapplicable

Exercise Period:                            Any Business Day from, and
                                            including, 9:00 a.m. (New York time)
                                            on July 30, 2007, to, and including,
                                            the Expiration Time on the
                                            Expiration Date; provided, however,
                                            the Exercise Period shall also
                                            include any Business Day prior to
                                            July 30, 2007, if notice of
                                            redemption has been delivered by the
                                            Bond Issuer.

Exercise Date:                              For each Option exercised, the day
                                            during the Exercise Period on which
                                            that Option is exercised.

Rescission of Exercise (Cash                If Party B cannot obtain a bid for
                                            the Bonds held by it Settlement
                                            Only): in excess of the Strike Price
                                            together with accrued interest on
                                            the Bonds, then Party A's notice of
                                            exercise shall be rescinded and the
                                            Options for which notice of exercise
                                            was given shall continue in full
                                            force and effect without regard to
                                            such provision of notice.

Multiple Exercise:                          Applicable

Minimum Number of Options:                  1

Written Confirmation of Exercise:           Applicable. Buyer shall give
                                            irrevocable exercise notice which
                                            may be given orally (including by
                                            telephone) during the Exercise
                                            Period but no later than the
                                            Notification Date. Buyer will
                                            execute and deliver a written
                                            exercise notice confirming the
                                            substance of such oral notice,
                                            however, failure to provide such
                                            written notice will not affect the
                                            validity of the oral notice.

Limitation on Rights of MSIL:               Buyer may, by written notice thereof
                                            to Seller, delegate its rights to
                                            provide a notice of exercise
                                            hereunder to a third party (the
                                            "Third Party"). Any such delegation
                                            will be irrevocable by Buyer without
                                            the written consent of the Third
                                            Party. Any such Third Party will
                                            have the same rights and obligations
                                            regarding providing notice of
                                            exercise hereunder as the Buyer had
                                            prior to such delegation. While any
                                            such delegation is effective, Seller
                                            will only recognize a notice of
                                            exercise that is provided by the
                                            Third Party.

Notification Date:                          (i) Any date at least 25 calendar
                                            days but not more than 60 calendar
                                            days prior to the Exercise Date,
                                            (ii) any date that is at least 10
                                            calendar days prior to the Exercise
                                            Date if the Bond Issuer has provided
                                            notice of redemption or (iii) any
                                            date that is on or prior to the
                                            Exercise Date if the Bond Issuer
                                            provides less than 15 calendar days'
                                            notice of its intention to redeem
                                            the Bonds.

Limited Right to Confirm Exercise:            Inapplicable

Expiration Date:                              December 1, 2027

Expiration Time:                              4:00 p.m. New York time

Business Days:                                New York and Chicago

III. Settlements:

Settlement:                                 Cash Settlement if MSIL is Party A;
                                            otherwise Physical Settlement. Party
                                            A will notify Party B separately
                                            regarding the clearance system
                                            details for Physical Settlement.

Spot Price (Cash Settlement Only):          The cash proceeds received by Party
                                            B in connection with sale of the
                                            Bonds by Party B, excluding any
                                            amounts in respect of accrued
                                            interest. In the event of a
                                            redemption by the Bond Issuer, the
                                            redemption price paid by the Bond
                                            Issuer, excluding accrued interest.

Deposit of BondPayment (Physical            Party A must deposit the Bond
                                            Payment with the Trustee on
                                            Settlement Only): the Business Day
                                            prior to the Exercise Date. The
                                            Bonds are to be delivered "free" to
                                            Party A.

Additional Payment Obligation of            To the Expense Administrator (the
                                            "Expense Administrator Party A:
                                            Payment Obligation"):

                                            If the Bond Issuer has not given
                                            notice of redemption in connection
                                            with the exercise of Options
                                            hereunder and if any such exercise
                                            is an exercise of less than all
                                            Options remaining unexercised
                                            hereunder, Party A shall pay to the
                                            Expense Administrator an amount
                                            equal to the present value of a
                                            stream of payments equal to $7,200
                                            payable on each payment date for the
                                            Bonds until the maturity of the
                                            Bonds discounted at a rate of 6.0%
                                            per annum on the basis of a 360 day
                                            year consisting of twelve 30 day
                                            months from the date of such
                                            exercise until the Scheduled Final
                                            Distribution Date (as defined in the
                                            Trust Agreement), assuming for this
                                            purpose that the Trust (as defined
                                            in the Trust Agreement) is not
                                            terminated prior to the Scheduled
                                            Final Distribution Date, multiplied
                                            by the Option Entitlement multiplied
                                            by the number of Options exercised
                                            and divided by $43,700,000.

                                            To Party B for Payment on the Class
                                            B Units (the "Class B Unit Payment
                                            Obligation"):

                                            Upon any exercise hereunder or upon
                                            any redemption of Bonds held by
                                            Party B by the Bond Issuer, Party A
                                            shall pay to Party B, for payment to
                                            the registered holder of the Class B
                                            Units, the present value of the
                                            Class B Unit Interest, calculated as
                                            the sum of (i) the amount of
                                            outstanding accrued interest in
                                            respect of the Class B Unit
                                            Corresponding Portion and (ii) the
                                            present value of the remaining
                                            scheduled payments (other than any
                                            accrued interest) in respect of the
                                            Class B Unit Corresponding Portion
                                            discounted at a rate of 7.750% per
                                            annum on the basis of a 360 day year
                                            consisting of twelve 30 day months.

Settlement Date:                            For Cash Settlement, as applicable,
                                            the Business Day of settlement of
                                            the sale of the Bonds by Party B or
                                            the Business Day of settlement of a
                                            redemption of Bonds by the Bond
                                            Issuer. For Physical Settlement, the
                                            Exercise Date.

         3.  Additional Definitions.

         "Class B Unit" means the Class B Unit issued under the Trust Agreement.

         "Class B Unit Corresponding Portion" means the portion of the Class B Unit to be redeemed or corresponding notional amount reduction under the Trust Agreement in connection with an exercise hereunder or a redemption by the Bond Issuer.

         "Class B Unit Interest" means at any time and from time to time, the interest on the Class B Unit Corresponding Portion that would have accrued at the rate and in the manner specified in the Trust Agreement and would have been payable at the times specified in the Trust Agreement had (i) the rights to purchase the Bonds hereunder not been exercised and (ii) had no redemption by the Bond Issuer occurred. For the avoidance of doubt, Class B Unit Interest shall not include amounts actually paid on the Class B Units in connection with the exercise of the right to purchase the Bonds hereunder or a redemption by the Bond Issuer and the Class B Unit Interest shall not be construed to entitle the Class B Unit to any "double" payment of interest.

         "Expense Administration Agreement" means the expense administration agreement dated as of the date hereof between Party B and the Expense Administrator.

         "Expense Administrator" means MSDW Structured Asset Corp. acting pursuant to the Expense Administration Agreement.

         "Trust Agreement" means the trust agreement dated as of the date hereof between the MSDW Structured Asset Corp. and LaSalle Bank National Association.

         4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

         5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction.

         6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment in lieu of the termination payment determined in accordance with Section 6(e) of the Agreement an amount equal to the excess (if any) of the sale proceeds (or redemption proceeds), excluding accrued interest, of the Bonds in excess of the Strike Price.

         7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933.

         8. Account Details.

Payments to Party A:         Citibank, N.A., New York
                             SWIFT BIC Code: CITIUS33
                             ABA No.  021 000 089
                             FAO: Morgan Stanley & Co. International Limited
                             Account No. 3042-1519

Operations Contact:          Barbara Kent
                             Tel  212-537-1449
                             Fax  212-537-1868

Payments to Party B:         LaSalle Bank, Chicago, Illinois
                             ABA No. 071 000 505
                             Reference:  SATURNS 2002-9
                             Unit Account / AC-2090067/
                             Account No.: 67-9052-100

Operations Contact:          Andy Streepey
                             Tel:  312-904-9387
                             Fax: 312-904-2084

                                                                  MORGAN STANLEY


         Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ1JP by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ Chris Boas
    -------------------------
     Name:  Chris Boas
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2002-9
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/ Ann M. Kelly
    -------------------------
     Name:   Ann M. Kelly
     Title:  Assistant Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ John Kehoe
    -------------------------
     Name:  John Kehoe
     Title: Attorney in fact